SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 26, 2004
(Date of earliest event reported)

ONYX ACCEPTANCE FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	333-113136	33-0629768
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer
Identification No.)

27051 Towne Centre Drive, Suite 200
Foothill Ranch, California	92610
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 465-3500

(Former name or former address, if changed since last report)      N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits
Signatures
Exhibit Index
EXHIBIT 1.2
EXHIBIT 4.8
EXHIBIT 4.9
EXHIBIT 4.10
EXHIBIT 10.1
EXHIBIT 10.2

Item 8.01. Other Events.

     Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-113136) filed with the Securities and Exchange Commission (the “Commission”) on February 27, 2004 and Amendment No. 1 thereto filed with the Commission on March 29, 2004 (as amended, the “Registration Statement”), pursuant to which the Registrant registered $2,500,000,000 aggregate principal amount of its auto loan backed notes and auto loan backed certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the “Prospectus”), which was filed with the Commission pursuant to Rule 424(b)(5) on August 23, 2004, with respect to the Registrant’s Auto Loan Backed Notes, Series 2004-C (the “Offered Notes”).

     The Offered Notes were sold to Wachovia Capital Markets, LLC (“Wachovia”), Credit Suisse First Boston LLC (“CS First Boston”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill” and, together with Wachovia and CS First Boston, the “Underwriters”) pursuant to the terms of the Underwriting Agreement dated as of August 17, 2004 (the “Underwriting Agreement”) between the Registrant and Wachovia, as representative of itself, CS First Boston and Merrill. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.4.

     The Notes were issued pursuant to an Indenture dated as of August 1, 2004 (the “Indenture”) among Onyx Acceptance Owner Trust 2004-C (the “Trust”) and JPMorgan Chase Bank, as Indenture Trustee (the “Indenture Trustee”). A copy of the Indenture is filed herewith as Exhibit 4.9. Timely payment of interest and the ultimate repayment of principal on the Notes will be guaranteed pursuant to a Financial Guaranty Insurance Policy issued by XL Capital Assurance Inc. in favor of the Indenture Trustee for the benefit of the holders of the Notes. A copy of the Policy is filed herewith as Exhibit 4.10.

     The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust include primarily a pool of fixed rate motor vehicle retail installment sales contracts (the “Contracts”) secured by new and used automobiles, light-duty trucks and vans (the “Financed Vehicles”), funds deposited in a segregated trust account to acquire additional Contracts, certain monies due under the Contracts and certain monies received with respect to the Contracts on or after the related Cut-Off Date, as defined in the Indenture, security interests in the Financed Vehicles and certain other property.

     Residual Interest Instruments that represent undivided ownership interests in the Trust were issued pursuant to the Amended and Restated Trust Agreement dated as of August 1, 2004 (the “Trust Agreement”) among the Registrant, as Depositor, Wilmington Trust Company, as Owner Trustee, and JPMorgan Chase Bank, as Trust Agent. A copy of the Trust Agreement is filed herewith as Exhibit 4.11.

     The Contracts were sold or will be sold by the Registrant to the Trust pursuant to the Sale and Servicing Agreement dated as of August 1, 2004 (the “Sale and Servicing Agreement”) among the Trust, the Registrant, as Seller, Onyx, as Servicer and Custodian, and JPMorgan

Chase Bank, as Indenture Trustee and Trust Agent. A copy of the Sale and Servicing Agreement is filed herewith as Exhibit 10.3. The Trust acquired certain Contracts (the “Initial Contracts”) with a total principal balance of $216,433,220.01 (the “Initial Cut-Off Pool Balance”) as of August 1, 2004 (the “Initial Cut-Off Date”). The Trust also acquired certain additional Contracts (the “Subsequent Contracts”) originated or purchased on or after the Initial Cut-Off Date but on or before August 24, 2004 (the “Subsequent Cut-Off Date”) with a total principal balance of $86,399,157.10 (the “Subsequent Cut-Off Pool Balance”). Additionally, the Seller deposited $147,167,622.89 in a segregated trust account (the “Prefunding Account”) to be used by the Trust to acquire additional Contracts (the “Prefunding Contracts”) during the period after the Subsequent Cut-Off Date until the earliest to occur of (i) the date on which the balance remaining in the Prefunding Account is less than $2,500, (ii) the date on which a Servicer Default or Indenture Event of Default (each as defined in the Sale and Servicing Agreement) occurs or (iii) the close of business on November 24, 2004.

     Pursuant to the Backup Servicing Agreement dated as of August 26, 2004 among the Registrant, Onyx Acceptance Corporation, JPMorgan Chase Bank, Onyx Acceptance Owner Trust 2004-C, XL Capital Assurance Inc. and Systems & Services Technologies, Inc. (“SST”), SST has agreed to provide certain verification and confirmation duties with respect to the servicing of the Contracts and to act as successor servicer of the Contracts in the event of the termination or resignation of the servicer under the Sale and Servicing Agreement. A copy of the Backup Servicing Agreement is filed herewith as Exhibit 10.4.

     Set forth below is certain data concerning the Initial Contracts as of the Initial Cut-Off Date.

Composition of the Initial Contracts

Aggregate principal balance	$216,433,220.01
Number of contracts	14,290
Average principal balance outstanding	$15,145.78
Average original amount financed	$15,357.02
Original amount financed (range)	$2,049.58 -$75,000.00
Weighted average APR	9.60%
APR (range)	1.90% to 25.00%
Weighted average original term	60.61 mos.
Original term (range)	12 to 72 mos.
Weighted average remaining term	59.76 mos.
Remaining term (range)	8 to 72 mos.

Distribution by APRs of the Initial Contracts

	Number of Initial	% of Initial	Principal	% of Initial Cut-Off
APR Range	Contracts	Contracts	Balance	Pool Balance
0.001% to 3.000%	18	0.13%	$318,740.36	0.15%
3.001% to 4.000%	504	3.53%	9,551,320.42	4.41%
4.001% to 5.000%	1,206	8.44%	23,822,842.61	11.01%
5.001% to 6.000%	1,282	8.97%	25,184,991.28	11.64%
6.001% to 7.000%	1,397	9.78%	26,333,672.75	12.17%
7.001% to 8.000%	1,239	8.67%	21,673,374.52	10.01%
8.001% to 9.000%	1,055	7.38%	16,896,553.71	7.81%
9.001% to 10.000%	1,156	8.09%	16,833,097.16	7.78%
10.001% to 11.000%	817	5.72%	11,339,183.90	5.24%
11.001% to 12.000%	708	4.95%	9,487,324.72	4.38%
12.001% to 13.000%	796	5.57%	10,344,676.06	4.78%
13.001% to 14.000%	705	4.93%	8,759,523.12	4.05%
14.001% to 15.000%	690	4.83%	8,299,771.44	3.83%
15.001% to 16.000%	562	3.93%	6,356,985.54	2.94%
16.001% to 17.000%	451	3.16%	5,142,297.70	2.38%
17.001% to 18.000%	411	2.88%	4,308,445.78	1.99%
18.001% to 19.000%	323	2.26%	3,227,497.91	1.49%
19.001% to 20.000%	278	1.95%	2,689,627.38	1.24%
20.001% to 21.000%	244	1.71%	2,189,707.61	1.01%
Over 21.000%	448	3.14%	3,673,586.04	1.70%

Totals	14,290	100.00%*	$216,433,220.01	100.00%*

*	Percentages may not add to 100% because of rounding.

Geographic Concentration of the Initial Contracts

				% of
	Number	% of		Initial Cut-
	of Initial	Initial	Principal	Off
State	Contracts	Contracts	Balance	Pool Balance
Alabama	151	1.06%	$2,296,907.84	1.06%
Arizona	588	4.11%	8,970,594.06	4.14%
California	3,241	22.68%	54,326,951.30	25.10%
Colorado	162	1.13%	2,079,705.84	0.96%
Connecticut	57	0.40%	790,393.42	0.37%
Delaware	167	1.17%	2,207,865.30	1.02%
Florida	981	6.86%	14,486,900.24	6.69%
Georgia	763	5.34%	12,722,436.49	5.88%
Idaho	86	0.60%	1,253,443.50	0.58%
Illinois	843	5.90%	11,610,843.14	5.36%
Indiana	176	1.23%	2,197,982.94	1.02%
Iowa	142	0.99%	1,914,457.07	0.88%
Kansas	94	0.66%	1,373,176.84	0.63%
Kentucky	84	0.59%	1,147,546.27	0.53%
Maryland	235	1.64%	3,917,610.40	1.81%
Massachusetts	199	1.39%	2,744,865.00	1.27%
Michigan	700	4.90%	9,214,975.59	4.26%
Minnesota	118	0.83%	1,514,898.82	0.70%
Mississippi	41	0.29%	537,603.08	0.25%
Missouri	400	2.80%	5,685,442.09	2.63%
Montana	28	0.20%	324,501.26	0.15%
Nebraska	37	0.26%	591,205.44	0.27%
Nevada	337	2.36%	5,347,839.20	2.47%
New Hampshire	99	0.69%	1,202,194.36	0.56%
New Jersey	837	5.86%	11,434,422.42	5.28%
New York	154	1.08%	2,397,962.69	1.11%
North Carolina	345	2.41%	6,018,502.35	2.78%
North Dakota	4	0.03%	101,057.48	0.05%
Ohio	313	2.19%	4,367,722.45	2.02%
Oklahoma	116	0.81%	1,664,170.33	0.77%
Oregon	210	1.47%	2,791,364.08	1.29%
Pennsylvania	524	3.67%	7,264,558.13	3.36%
South Carolina	172	1.20%	2,663,004.48	1.23%
South Dakota	30	0.21%	521,194.69	0.24%
Tennessee	246	1.72%	3,832,054.90	1.77%
Texas	717	5.02%	12,030,044.21	5.56%
Utah	143	1.00%	2,039,983.04	0.94%
Vermont	9	0.06%	146,553.10	0.07%
Virginia	530	3.71%	7,608,548.24	3.52%
Washington	153	1.07%	2,135,538.58	0.99%
West Virginia	16	0.11%	272,271.62	0.13%
Wisconsin	10	0.07%	143,282.30	0.07%
Wyoming	32	0.22%	540,645.43	0.25%

Totals	14,290	100.00%*	$216,433,220.01	100.00%*

*	Percentages may not add to 100% because of rounding.

     Set forth below is certain data concerning the Subsequent Contracts as of the Subsequent Cut-Off Date:

Composition of the Subsequent Contracts

Aggregate principal balance	$86,399,157.10
Number of contracts	5,580
Average principal balance outstanding	$15,483.72
Average original amount financed	$15,483.72
Original amount financed (range)	$2,053.58 - $66,849.00
Weighted average APR	9.36%
APR (range)	2.99% to 25.00%
Weighted average original term	60.71 mos.
Original term (range)	12 to 72 mos.
Weighted average remaining term	60.60 mos.
Remaining term (range)	11 to 72 mos.

Distribution by APRs of the Subsequent Contracts

	Number of
	Subsequent	% of Subsequent	Principal	% of Final Cut-Off
APR Range	Contracts	Contracts	Balance	Pool Balance
0.000% to 3.000%	2	0.04%	$30,662.08	0.04%
3.001% to 4.000%	170	3.05%	3,317,843.26	3.84%
4.001% to 5.000%	469	8.41%	9,362,923.15	10.84%
5.001% to 6.000%	594	10.65%	11,596,749.13	13.42%
6.001% to 7.000%	569	10.20%	10,706,466.41	12.39%
7.001% to 8.000%	542	9.71%	9,311,009.76	10.78%
8.001% to 9.000%	433	7.76%	6,832,232.77	7.91%
9.001% to 10.000%	456	8.17%	6,548,331.53	7.58%
10.001% to 11.000%	324	5.81%	4,616,557.57	5.34%
11.001% to 12.000%	286	5.13%	3,897,364.79	4.51%
12.001% to 13.000%	329	5.90%	4,396,372.52	5.09%
13.001% to 14.000%	243	4.35%	2,967,868.32	3.44%
14.001% to 15.000%	281	5.04%	3,441,642.07	3.98%
15.001% to 16.000%	211	3.78%	2,530,613.25	2.93%
16.001% to 17.000%	156	2.80%	1,672,300.74	1.94%
17.001% to 18.000%	163	2.92%	1,728,525.63	2.00%
18.001% to 19.000%	85	1.52%	897,019.47	1.04%
19.001% to 20.000%	75	1.34%	811,433.43	0.94%
20.001% to 21.000%	81	1.45%	763,835.57	0.88%
Over 21.000%	111	1.99%	969,405.65	1.12%

Totals	5,580	100.00%*	$86,399,157.10	100.00%*

*	Percentages may not add to 100% because of rounding.

Geographic Concentration of the Subsequent Contracts

	Number of
	Subsequent	% of Subsequent	Principal	% of Final Cut-Off
State	Contracts	Contracts	Balance	Pool Balance
Alabama	63	1.13%	$941,014.51	1.09%
Arizona	238	4.27%	3,876,902.76	4.49%
California	1,169	20.95%	20,483,267.66	23.71%
Colorado	74	1.33%	901,765.56	1.04%
Connecticut	23	0.41%	284,308.86	0.33%
Delaware	52	0.93%	784,737.23	0.91%
Florida	401	7.19%	6,191,333.84	7.17%
Georgia	312	5.59%	4,873,766.16	5.64%
Idaho	24	0.43%	403,748.40	0.47%
Illinois	362	6.49%	5,086,785.62	5.89%
Indiana	81	1.45%	1,041,132.50	1.21%
Iowa	54	0.97%	812,062.33	0.94%
Kansas	50	0.90%	779,713.09	0.90%
Kentucky	42	0.75%	558,228.75	0.65%
Maryland	111	1.99%	1,655,853.70	1.92%
Massachusetts	91	1.63%	1,312,722.39	1.52%
Michigan	278	4.98%	4,044,893.25	4.68%
Minnesota	74	1.33%	1,023,352.92	1.18%
Mississippi	8	0.14%	109,692.27	0.13%
Missouri	184	3.30%	2,744,962.09	3.18%
Montana	2	0.04%	30,908.00	0.04%
Nebraska	6	0.11%	60,372.30	0.07%
Nevada	145	2.60%	2,358,371.61	2.73%
New Hampshire	38	0.68%	519,483.13	0.60%
New Jersey	253	4.53%	3,339,127.98	3.86%
New Mexico	1	0.02%	27,246.85	0.03%
New York	89	1.59%	1,402,147.98	1.62%
North Carolina	159	2.85%	2,623,845.24	3.04%
North Dakota	6	0.11%	103,476.08	0.12%
Ohio	127	2.28%	1,937,907.89	2.24%
Oklahoma	43	0.77%	625,274.14	0.72%
Oregon	91	1.63%	1,297,972.14	1.50%
Pennsylvania	172	3.08%	2,386,052.57	2.76%
South Carolina	57	1.02%	887,190.19	1.03%
South Dakota	9	0.16%	187,149.45	0.22%
Tennessee	88	1.58%	1,342,554.84	1.55%
Texas	263	4.71%	4,309,508.52	4.99%
Utah	57	1.02%	836,368.33	0.97%
Vermont	5	0.09%	50,690.58	0.06%
Virginia	188	3.37%	2,861,699.79	3.31%
Washington	64	1.15%	907,959.20	1.05%
West Virginia	7	0.13%	93,722.03	0.11%
Wisconsin	5	0.09%	66,997.85	0.08%
Wyoming	14	0.25%	232,886.52	0.27%

Totals	5,580	100.00%*	$86,399,157.10	100.00%*

*	Percentages may not add to 100% because of rounding.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits

Exhibit No.	Description
1.2	Underwriting Agreement dated as of August 17, 2004 by and among the Registrant and Wachovia, as representative of the Underwriters

4.8	Indenture dated as of August 1, 2004 between Onyx Acceptance Owner Trust 2004-C and JPMorgan Chase Bank, as Indenture Trustee

4.9	Financial Guaranty Insurance Policy dated as of August 26, 2004 and delivered by XL Capital Assurance Inc.

4.10	Amended and Restated Trust Agreement dated as of August 1, 2004 among the Registrant, as Depositor, Wilmington Trust Company, as Owner Trustee, and JPMorgan Chase Bank, as Trust Agent

10.1	Sale and Servicing Agreement dated as of August 1, 2004 among the Registrant, as Seller, Onyx Acceptance Corporation, as Servicer and Custodian, and JPMorgan Chase Bank, as Indenture Trustee and Trust Agent

10.2	Backup Servicing Agreement dated as of August 26, 2004 among the Registrant, Onyx Acceptance Corporation, JPMorgan Chase Bank, Onyx Acceptance Owner Trust 2004-C and XL Capital Assurance Inc. and Systems & Services Technologies, Inc.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX ACCEPTANCE FINANCIAL CORPORATION

August 30, 2004	By: /s/ Michael A. Krahelski

Michael A. Krahelski,
Executive Vice President

Exhibit Index

Exhibit No.	Description
1.2	Underwriting Agreement dated as of August 17, 2004 by and among the Registrant and Wachovia, as representative of the Underwriters

4.8	Indenture dated as of August 1, 2004 between Onyx Acceptance Owner Trust 2004-C and JPMorgan Chase Bank, as Indenture Trustee

4.9	Financial Guaranty Insurance Policy dated as of August 26, 2004 and delivered by XL Capital Assurance Inc.

4.10	Amended and Restated Trust Agreement dated as of August 1, 2004 among the Registrant, as Depositor, Wilmington Trust Company, as Owner Trustee, and JPMorgan Chase Bank, as Trust Agent

10.1	Sale and Servicing Agreement dated as of August 1, 2004 among the Registrant, as Seller, Onyx Acceptance Corporation, as Servicer and Custodian, and JPMorgan Chase Bank, as Indenture Trustee and Trust Agent

10.2	Backup Servicing Agreement dated as of August 26, 2004 among the Registrant, Onyx Acceptance Corporation, JPMorgan Chase Bank, Onyx Acceptance Owner Trust 2004-C and XL Capital Assurance Inc. and Systems & Services Technologies, Inc.